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						      File Number:  33-84546
                                               Filed Pursuant to Rule 497(e)
                                               of the Securities Act of 1933



                  Pioneer Growth Opportunities VCT Portfolio
                      Supplement dated February 15, 2013
   to Summary Prospectus, Prospectus and Statement of Additional Information
                               Dated May 1, 2012

The Board of Trustees of Pioneer Growth Opportunities VCT Portfolio has approved certain changes to the Portfolio's investment objective, strategies and portfolio management. The changes are effective as of May 1, 2013.

Following is a brief description of the changes to the Portfolio:

    . The Portfolio's modified investment objective will be to seek long-term capital growth. The Portfolio normally will invest at least 80% of its net assets in equity securities of mid-size companies. The Portfolio's current investment objective is to seek growth of capital. The Portfolio currently invests primarily in equity securities of companies that the Portfolio's investment adviser considers to be reasonably priced or undervalued, with above average growth potential. The Portfolio currently may invest a significant portion of its assets in equity securities of small companies. It should be noted that these changes would cause investors in the Portfolio to transition from investing in a fund focused mainly on small cap growth stocks to one oriented toward mid cap growth stocks.

    .  The Portfolio will be renamed "Pioneer Select Mid Cap Growth VCT
       Portfolio."

    . Day-to-day management of the fund's portfolio will be the responsibility of Ken Winston. Mr. Winston will be supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Winston, a vice president, joined Pioneer in 2007 from Hartford Investment Management Company where he was senior vice president with portfolio management and analyst responsibilities for small and mid cap growth portfolios. From 2000 to 2006 he worked at Lee Munder Capital Group as partner and portfolio manager for small and mid cap growth portfolios.

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                                      (c) 2013 Pioneer Funds Distributor, Inc.
                                           Underwriter of Pioneer mutual funds
                                                                   Member SIPC